UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

BAIYU HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BAIYU HOLDINGS, INC.
Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District
Shenzhen, Guangdong, PRC 518000

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:30 am on November 29, 2024 Eastern Standard Time

To the Stockholders of BAIYU Holdings, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of BAIYU Holdings, Inc. (the “Company”) for use at the 2024 annual meeting of stockholders of the Company (the “Meeting”) and at all adjournments and postponements thereof. The Meeting will be held at Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000, on November 29, 2024, at 9:30 am EST, to consider and vote upon the following proposals:

1.      To elect Renmei Ouyang, Wenhao Cui, Rongrong (Rita) Jiang, Heung Ming (Henry) Wong and Donghong Xiong (the “Director Nominees”) to serve on the Company’s Board until the next annual stockholders meeting and until their successors are duly elected and qualified;

2.      To ratify the selection of Enrome LLP (“Enrome” or the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement;

4.      To select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years); and

5.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees, a vote “FOR” the ratification of the appointment of Enrome as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, a vote “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, and a vote for “3 YEARS” for the frequency of conducting future stockholder advisory votes on named executive officer compensation.

Holders of record of the Company’s Common Stock at the close of business on October 10, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend this Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at this Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about October    , 2024.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,
/s/ Renmei Ouyang
Renmei Ouyang
Chairwoman and Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, FOR THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024, FOR THE COMPENSATION OF THE EXECUTIVE OFFICERS AND FOR THREE YEARS FOR THE FREQUENCY TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held at 9:30 am on November 29, 2024 Eastern Standard Time

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at https://www.baiyuglobal.com.

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	1
THE ANNUAL MEETING	5
General	5
Date, Time and Place of the Meeting	5
Purpose of the Meeting	5
Record Date and Voting Power	5
Quorum and Required Vote	5
Revocability of Proxies	6
Proxy Solicitation Costs	6
No Right of Appraisal	6
Who Can Answer Your Questions about Voting Your Shares	6
Principal Offices	6

PROPOSAL NO. 1 — ELECTION OF DIRECTORS	7
Board Qualifications and Director Nominees	7
Information Regarding the Company’s Directors and the Nominees	7
Vote Required	8
Recommendation of the Board	8
Corporate Governance	8
Director Compensation	12
Executive Officers	13
Summary Compensation Table	13
Pay-Versus-Performance Disclosure	16
Security Ownership of Certain Beneficial Owners and Management	19
Certain Relationships and Related Transactions	19

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
Principal Accountant Fees and Services	20
Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants	20
Vote Required	21
Recommendation of the Board	21
Audit Committee Report	21

PROPOSAL NO. 3 — APPROVAL, ON AN ADVISORY AND NON-BINDING BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	22
Vote Required	22
Recommendation of the Board	22

PROPOSAL NO. 4 — APPROVAL OF NON-BINDING ADVISORY VOTE ON PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	23
Vote Required	23
Recommendation of the Board	23

OTHER INFORMATION	25
Deadline for Submission of Stockholder Proposals for 2024 Annual Meeting of Stockholders	25
Proxy Solicitation	25
Delivery of Proxy Materials to Households	25
Where You Can Find Additional Information	26

i

BAIYU HOLDINGS, INC.

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS
to be held on November 29, 2024, at 9:30 am, Eastern Standard Time
Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District
Shenzhen, Guangdong, PRC 518000

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on November 29, 2024, at 9:30 am EST, at Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000.

Stockholders are being asked to consider and vote upon proposals to (i) elect the Director Nominees to the Board to serve one-year terms, (ii) ratify the selection of Enrome as our independent registered public accounting firm for the fiscal year ending December 31, 2024, (iii) approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement, (iv) select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years), and (v) transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

In this proxy statement, we refer to BAIYU Holdings, Inc. as the “Company”, “we”, “us” or “our”.

Who can vote at this Meeting?

Stockholders who owned shares of our Common Stock on October 10, 2024 (the “Record Date”) may attend and vote at this Meeting. There were 49,945,235 shares of Common Stock outstanding on the Record Date. All shares of Common Stock will have one vote per share. Information about the stockholdings of our directors, executive officers and significant stockholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 19 of this proxy statement.

What is the proxy card?

The card enables you to appoint Renmei Ouyang (“Ms. Ouyang”) and Wenhao Cui (“Mr. Cui”) as your representatives at this Meeting. By completing and returning the proxy card, you are authorizing these persons to vote for your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before this Meeting date just in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, and for “3 YEARS” for the frequency of conducting future stockholder advisory votes on named executive officer compensation.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

If you were a stockholder of record of the Company’s Common Stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each share of Common Stock that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1) You may submit your proxy by mail.    You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•        as you instruct, and

•        according to the best judgment of the proxies if a proposal comes up for a vote at this Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company. If you return a signed card, but do not provide voting instructions, your shares will be voted:

•        FOR each nominee for director;

•        FOR the selection of Enrome as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

•        FOR the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers;

•        FOR “3 years” for the frequency to conduct future advisory votes on executive compensation; and

•        According to the best judgment of Ms. Ouyang and Mr. Cui, if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote in person at the Meeting.    We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage- paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

•        sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting; or

•        attending this Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at this Meeting.

What vote is required to elect the Director Nominees as directors of the Company?

The election of each nominee for director requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting.

How many votes are required to ratify Enrome as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024?

The proposal to ratify the appointment of Enrome to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

How many votes are required to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement?

The proposal to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

How many votes are required to approve, on an advisory and non-binding basis, the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers?

In the determination of the frequency of conducting future stockholder advisory votes on named executive officer compensation, the frequency receiving the highest number of affirmative votes at the Annual Meeting will be deemed to be the frequency selected by our stockholder, on an advisory and non-binding basis. Only shares that are voted in favor of a particular frequency will be counted toward that frequency’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular frequency or shares present by proxy where the stockholder properly withheld authority to vote for such frequency will not be counted toward that frequency’s achievement of a plurality.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Lingxin Ren at +86 (0755) 82792111 or by sending a letter to the offices of the Company at Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000 with any questions about proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

General

We are furnishing this proxy statement to you, as a stockholder of BAIYU Holdings, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on November 29, 2024, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about October    , 2024. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy on how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on November 29, 2024, at 9:30 am, EST, at Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.      To elect the Director Nominees to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.      To ratify the selection of Enrome as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement;

4.      To select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation; and

5.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Record Date and Voting Power

Our Board fixed the close of business on October 10, 2024, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 49,945,235 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 49,945,235 votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (election of each of the Director Nominees) requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors.

Proposal No. 2 (ratification and approval of the appointment of Enrome to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Proposal No. 3 (approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

With respect to Proposal No. 4 (selection, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation), the frequency receiving the highest number of affirmative votes at the Annual Meeting will be deemed to the be frequency selected by our stockholder on an advisory and non-binding basis.

Revocability of Proxies

Any proxy may be revoked by the stockholder of record giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at BAIYU Holdings, Inc., Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending this Meeting and voting in person.

If the shares are held by the broker or bank as a nominee or agent, the beneficial owners should follow the instructions provided by their broker or bank.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions about Voting Your Shares

You can contact Lingxin Ren at +86 (0755) 82792111 or by sending a letter to the offices of the Company at Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000. The Company’s telephone number at such address is +86 (0755) 82792111.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Governance Committee and approved by our Board to stand for election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating and Governance Committee of our Board do not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Governance Committee use a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board, including, without limitation: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience, gender identification or identification as an underrepresented minority or as LGBTQIA+, practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skill. The Board will also consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. In determining whether to recommend a director for re-election, the Nominating and Governance Committee of our Board will also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

The Director Nominees recommended by the Board are as follows:

Name	Age	Position
Renmei Ouyang	56	Chief Executive Officer, President and Chairwoman of the Board
Wenhao Cui	31	Chief Financial Officer, Director
Rongrong (Rita) Jiang	46	Director
Heung Ming (Henry) Wong	54	Director
Donghong Xiong	56	Director

The biographies of our current directors and officers are set forth below.

Information Regarding the Company’s Directors and the Nominees

Renmei Ouyang.    Ms. Ouyang has served as the Chief Executive Officer of the Company since January 9, 2020. From October 17, 2019 to January 9, 2020, Ms. Ouyang served as the Chief Operating Officer of the Company. Ms. Ouyang has served as the chairwoman of Tongdaw Group from 2011 to September 2019. She was the founder of Tongdaw E-Commerce in 2011. Ms. Ouyang was the founder of Zhonghui Daoming Group in 2006. She has served as the foreign exchange trading manager of CITIC Group, the deputy general manager of the investment banking department of Beijing Securities, and the managing director of the international department of First Venture Securities. She holds a bachelor’s degree in statistics from Renmin University of China and a master’s degree in international finance from Peking University.

Wenhao Cui.    Mr. Cui has served as the Chief Financial Officer and Director of the Company since September 11, 2023. Mr. Cui served as the finance director of Tongdao E-commerce Group Limited from August 2018 until September 9, 2023. From March 2016 to July 2018, Mr. Cui served as Supervisor of the Finance

Department Shenzhen Color Life Services Group Co., LTD. (HKEx: 01778). From March 2015 to February 2016, Mr. Cui worked as a financial assistant in Dongguan Yinji Group Co., LTD. Mr. Cui graduated from Jinan University in Guangdong, China.

Rongrong (Rita) Jiang.    Ms. Jiang has served as a member of the Board since July 15, 2024 and as a founding partner of Ginger Capital LLC since April 2011. Additionally, Ms. Jiang serves as the Chief Financial Officer for Broad Capital Acquisition Corp. Ms. Jiang also co-founded Whitestone Investment Management LLC in April 2015. Her previous roles include being a director at Woodlake Group, Executive Vice President of Finance at V Media Corp., and Vice President at Hayden Communications International. Ms. Jiang has also held board positions at Bionik (China) Medical Technology Co., Ltd, and Jade International Financing and Leasing Co., Ltd. She holds a CFA charter, a Bachelor of Science from the University of Science and Technology of China, and a Master of Science in Chemistry from Northwestern University, Chicago.

Heung Ming (Henry) Wong.    Mr. Wong was the independent non-executive director of Shifang Holding Limited (SEHK: 1831) and Raffles Interiors Limited (SEHK: 1376) since November 8, 2010 and March 30, 2020, respectively. Mr. Wong has more than 27 years of experience in finance, accounting, internal controls and corporate governance in the United States, Singapore, China and Hong Kong. Prior to that, Mr. Wong was the chief financial officer of a Nasdaq-listed company, Meten EdtechX Group Ltd (NASDAQ: METX) from June 2020 to March 2021. Mr. Wong was also the chief financial officer and senior finance executive of various companies including being the chief financial officer of the Frontier Services Group Limited, a company listed on the Main Board of the Hong Kong Stock Exchange (SEHK: 0500) and the chief financial officer of Beijing Oriental Yuhong Waterproof Technology Co., Ltd., the leading waterproof materials manufacturer in China and a company listed on the Shenzhen Stock Exchange (SZSE: 2271). Mr. Wong began his career in an international accounting firm and moved along in audit fields by taking some senior positions both in internal and external audits including being a senior manager and a manager in PricewaterhouseCoopers, Beijing office and Deloitte Touche Tohmatsu, Hong Kong, respectively. Mr. Wong graduated from City University of Hong Kong in 1993 with a bachelor’s degree in accountancy and also obtained a master’s degree in electronic commerce from The Open University of Hong Kong in 2003. He is a fellow member of the Association of Chartered Certified Accountants and the Hong Kong Institute of Certified Public Accountants.

Donghong Xiong.    Mr. Xiong has served as the managing director of Synergetic Innovation Fund Management Co., Ltd. since 2014. He served as the M&A general manager at Shanghai Search Media Group from 2007 to 2013. Mr. Xiong holds a bachelor’s degree in philosophy from Sun Yat-Sen University and also received his MBA and Ph.D. in scientific philosophy from Sun Yat-Sen University.

Vote Required

Proposal No. 1 will be approved if a plurality of the total votes is properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of all of the nominees described in this Proposal No. 1.

Corporate Governance

Board Composition and Leadership Structure

Our bylaw provides that the Board elected at any annual stockholders’ meeting will, at the close of that meeting and without further notice if a quorum of directors be then present, or as soon thereafter as may be convenient, hold a meeting for the election of officers and the transaction of any other business. Subject to the terms of the Certificate of Incorporation, at such meeting the Board will elect a chief executive officer, a president, a secretary and a treasurer, and such other officers as it may deem proper, none of whom except the chairman of the Board, if elected, need be members of the Board. Our Board of Directors is currently chaired by our Chief Executive Officer, Ms. Renmei Ouyang. We believe that combining the positions of Chief Executive Officer and Chairwoman of the Board helps to ensure that the Board and management act with a common purpose.

Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board administers this oversight function with support from its three standing committees. The Audit Committee oversees management of financial risks. The Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices. The Nominating and Governance Committee is responsible to identify and propose new potential director nominees to the Board for consideration and review our corporate governance policies.

Director Independence

Our Board reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, it is determined that Rongrong (Rita) Jiang, Heung Ming (Henry) Wong and Donghong Xiong are “independent directors” as defined by NASDAQ.

Committees of the Board of Directors

We have established an audit committee, a compensation committee and a nominating and governance committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

Upon election, Rongrong (Rita) Jiang, Heung Ming (Henry) Wong and Donghong Xiong will be members of our Audit Committee, where Heung Ming (Henry) Wong will serve as the chairman. All members of our Audit Committee satisfy the independence standards promulgated by the SEC and by NASDAQ as such standards apply specifically to members of audit committees.

We have adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee will perform several functions, including:

•        evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;

•        approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;

•        monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•        reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•        oversees all aspects of our systems of internal accounting control and corporate governance functions on behalf of the Board;

•        reviews and approves in advance any proposed related-party transactions and reports to the full Board on any approved transactions; and

•        provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board, including Sarbanes-Oxley Act implementation, and makes recommendations to the Board regarding corporate governance issues and policy decisions.

It is determined that Heung Ming (Henry) Wong possesses accounting or related financial management experience that qualifies him as an “audit committee financial expert” as defined by the rules and regulations of the SEC.

Compensation Committee

Upon election, Rongrong (Rita) Jiang, Heung Ming (Henry) Wong and Donghong Xiong will be members of our Compensation Committee and Donghong Xiong will serve as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by NASDAQ. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

Nominating and Governance Committee

Upon election, Rongrong (Rita) Jiang, Heung Ming (Henry) Wong and Donghong Xiong will be the members of our Nominating and Governance Committee where Donghong Xiong will serve as the chairman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by NASDAQ. Our Board adopted and approved a charter for the Nominating and Governance Committee. In accordance with the Nominating and Governance Committee’s Charter, the Nominating and Governance Committee is responsible to identify and propose new potential director nominees to the Board of Directors for consideration and review our corporate governance policies.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and NASDAQ rules.

Anti-hedging

We have not established any sort of anti-hedging policy that would prohibit our executive officers and Directors from hedging the economic interest of their stock ownership and holding shares of the Company’s common stock in a margin account or pledging shares as collateral for a loan.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings in person and telephonically, as well as act by written consent from time to time. During 2023, the Board of Directors held six meetings; the Audit Committee held four meetings; and the Nominating and Governance Committee held one meeting. During 2023, all directors attended all of the meetings of the Board and any Board committees of which they were members in 2023.

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. While we do not have a formal policy in place regarding attendance at our annual meetings of stockholders by the members of our Board of Directors, we strongly believe that their presence is valuable for fostering transparency and strengthening communication between the Board and our stockholders. All directors attended our 2023 annual meeting of stockholders.

Board Diversity

Although the Company does not presently have a formal Board Diversity Policy, we believe in diversity and value the benefits that diversity can bring to our Board of Directors. Diversity promotes the inclusion of different perspectives and ideas, mitigates against group think and ensures that the Company has the opportunity to benefit from all available talent. The promotion of a diverse Board makes prudent business sense and makes for better corporate governance. Of our five board members, one is female.

The Company seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of expertise, experience, skills and backgrounds. The skills and backgrounds collectively represented on the Board should reflect the diverse nature of the business environment in which the Company operates. For purposes of Board composition, diversity includes, but is not limited to, business experience, geography, age, gender and ethnicity. In particular, the Board should include an appropriate number of female directors.

The Company is committed to a merit-based system for Board composition within a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination. When assessing Board composition or identifying suitable candidates for appointment or re-election to the Board, the Company will consider candidates on merit against objective criteria having due regard to the benefits of diversity and the needs of the Board.

Information about our Board diversity in 2023 are available at http://ir.tdglg.com/home. The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Stock Market LLC Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions.

Board Diversity Matrix (As of October [16], 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	2	3
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Family Relationships

There are no family relationships between or among the Director Nominees or other executive officers of the Company.

Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no Director Nominee during the past ten years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of

Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material pending legal proceedings to which any of the individuals listed above are party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board, and those appropriate responses are provided to stockholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Director Compensation

The following table represents compensation earned by our non-executive directors in 2023.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Xiangjun Wang(1)	$—	20,000	—	—	20,000
Heung Ming (Henry) Wong(2)	$—	30,000	—	—	30,000
Donghong Xiong(3)	$—	30,000	—	—	30,000

____________

(1)      Mr. Xiangjun Wang was appointed as a director of the Company on December 14, 2020. Mr. Wang resigned from the Board and all committees thereof effective on July 15, 2024, and has received his annual compensation of 100,000 shares of common stock of the Company during 2023, about $20,000 value.

(2)      Mr. Heung Ming (Henry) Wong was appointed as a director of the Company on April 27, 2021 and has received an annual compensation of 150,000 shares of common stock of the Company during 2023, about $30,000 value.

(3)      Mr. Donghong Xiong was appointed as a director of the Company on February 8, 2021 and has received an annual compensation of 150,000 shares of common stock of the Company during 2023, about $30,000 value.

Executive Officers

The following table lists our current executive officers as of October [16], 2024:

Name	Age	Position
Renmei Ouyang	56	Chief Executive Officer, President and Chairwoman of the Board
Wenhao Cui	31	Chief Financial Officer, Director
Ge Ouyang	47	Chief Operations Officer

Renmei Ouyang.    See “Information Regarding the Company’s Directors and the Nominees” above for Ms. Ouyang’s biographical information.

Wenhao Cui.    See “Information Regarding the Company’s Directors and the Nominees” above for Mr. Cui’s biographical information.

Ge Ouyang.    Ms. Ouyang Ge, once served as the Chairwoman of Tongdao Group. In 2011, Ms. Ouyang co-founded Tongdao Group and was responsible for its operational management until September 9, 2023. Prior to co-founding Tongdao Group, Ms. Ouyang served as the Director of Securities Information Department at Hexun Information Technology Co., Ltd. and as the General Manager at Beijing Zhonghuidaoming International Capital Co., Ltd. Ms. Ouyang graduated from Hunan Normal University in Hunan, China.

Summary Compensation Table

The following table summarizes the compensation that we paid to our named executive officers during the years ended December 31, 2023 and 2022.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Renmei Ouyang(1)	2023	80,000	—	—	—	—	80,000
(CEO)	2022	600,000	—	—	—	—	600,000
Tianshi (Stanley) Yang(2)	2023	45,000	—	—	—	—	45,000
(Former CFO)	2022	78,800	—	—	—	—	78,800
Wenhao Cui(3)	2023	30,000	—	—	—	—	30,000
(CFO)	2022	—	—	—	—	—	—
Ge Ouyang(4)	2023	42,000	—	—	—	—	42,000
(COO)	2022	—	—	—	—	—	—

____________

(1)      Ms. Renmei Ouyang was appointed as the CEO of the Company on January 9, 2020. Ms. Renmei Ouyang is entitled to an annual base salary of $600,000 pursuant to the employment agreement she has with the Company.

(2)      Mr. Tianshi (Stanley) Yang was appointed as the CFO of the Company and a director of the Board of the Company on June 11, 2021. Mr. Yang resigned from his position as the CFO of the Company and as a director of the Board of the Company on September 11, 2023. For more information, please see the Current Report on Form 8-K filed with the SEC on September 11, 2023.

(3)      Mr. Wenhao Cui was appointed as the CFO of the Company on September 11, 2023. Mr. Wenhao Cui is entitled to an annual base salary of $30,000 pursuant to the employment agreement he has with the Company. For more information, please see the Current Report on Form 8-K filed with the SEC on September 11, 2023.

(4)      Ms. Ge Ouyang was appointed as the COO of the Company on September 11, 2023. Ms. Ge Ouyang is entitled to an annual base salary of $42,000 pursuant to the employment agreement she has with the Company. For more information, please see the Current Report on Form 8-K filed with the SEC on September 11, 2023.

Narrative to Summary Compensation Table

Annual Base Salary

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

Bonus Compensation

We pay discretionary cash bonuses to reward our executives for their performance over the fiscal year, based on their individual performance, company performance or as otherwise determined appropriate at the discretion of the Board of Directors. We believe such bonuses properly incentivize our named executive officers and allow us to remain competitive within the marketplace.

There was no bonus for our executives for the fiscal year ended December 31, 2023.

Grants of Equity Incentive Plan-Based Awards in the Fiscal Year Ended December 31, 2023

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our named executive officers. The compensation committee designated by the Board of Directors is responsible to administer our equity-based incentive plan.

On May 26, 2023, at the 2023 annual meeting of stockholders, the stockholders approved the 2023 Stock Incentive Plan (the “2023 Plan”) to replace the 2019 Equity Incentive Plan (the “2019 Plan”) entirely, except with respect to awards outstanding under the 2019 Plan (if any). The 2023 Plan, which became effective upon stockholders’ approval on such date, permits the granting of (i) incentive stock options, or ISOs; (ii) nonqualified stock options, or NQOs and together with ISOs, options, (iii) stock appreciation rights, (iv) restricted stock, (v) restricted stock units, (vi) performance shares, (vii) performance units, (viii) incentive bonus awards, and (ix) other cash-based awards and other stock-based awards. The 2023 Plan provides for the issuance of up to 11,000,000 shares of common stock.

During the fiscal year ended December 31, 2023, no stock award was granted to our officers and directors under the 2023 Plan.

Outstanding Equity Awards held by Our Executive Officers at Fiscal Year End of 2023

None.

Employment Agreements with our Named Executive Officers

Renmei Ouyang.

On January 9, 2020, we entered into an employment agreement with Ms. Renmei Ouyang. Pursuant to her employment agreement, she serves as the Chief Executive Officer of the Company. Under the employment agreement, Ms. Ouyang is entitled to receive an annual base salary as specified above, a discretionary bonus determined by the Board, and is eligible to participate in our share incentive plan and employee benefit plan.

Ms. Ouyang’s employment agreement provides that, if she is terminated for cause, Ms. Ouyang will be entitled to the amount of base salary earned and not paid prior to termination, but will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and her right to all other benefits will terminate, except as required by any applicable law.

Ms. Ouyang’s employment agreement further provides that, if she is terminated without cause, she is entitled to: (1) a lump sum cash payment equal to 1 month of her base salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of her target annual bonus for the year immediately preceding the termination, if any; (3) payment of premiums for continued health benefits under the Company’s health plans for 12 months fo1lowing the termination, if any; (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by her; and (5) the amount of base salary earned and not paid prior to termination.

Ms. Ouyang’s employment agreement also provides that if the Company or its successor terminates Ms. Ouyang’s employment upon a merger, consolidation, or transfer or sale of all or substantially all of the assets of the Company with or to any other individual(s) or entity, Ms. Ouyang will be entitled to the following severance payments and benefits upon such termination: (1) a lump sum cash payment equal to 1 months of her base salary at a rate equal to the greater of her annual salary in effect immediate1y prior to the termination, or her then current annua1 salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of her target annual bonus for the year immediately preceding the termination; (3) payment of premiums for continued health benefits under the Company’s health plans for 12 months fo1lowing the termination; and (4) immediate vesting of 100% of the then unvested portion of any outstanding equity awards held by her.

Ms. Ouyang may terminate her employment at any time with a one-month prior written notice to the Company, if (1) there is a material reduction in her authority, duties and responsibilities, or (2) there is a material reduction in her annual salary. Upon Ms. Ouyang’s termination of employment due to either of the above reasons, the Company will provide compensation to Ms. Ouyang equivalent to 1 month of her base salary that she is entitled to immediately prior to such termination. In addition, Ms. Ouyang may resign prior to the expiration of the employment agreement if such resignation is approved by the Board or an alternative arrangement with respect to her employment is agreed to by the Board.

Tianshi (Stanley) Yang.

On June 11, 2021, we entered into an employment agreement with Mr. Tianshi (Stanley) Yang to serve as the Chief Financial Officer of the Company. Under the employment agreement, Mr. Yang is entitled to receive an annual base salary, a discretionary bonus determined by the Board, and is eligible to participate in our share incentive plan and employee benefit plan.

On September 8, 2023, we were informed by Mr. Yang that he would resign from his position as the Chief Financial Officer and as a director of the Company’s Board, effective September 11, 2023. Mr. Yang’s resignation was not because of any disagreement with the Company relating to its operations, policies or practices, including accounting principles and practices.

Wenhao Cui.

On September 11, 2023, we entered into an employment agreement with Mr. Wenhao Cui to serve as the Chief Financial Officer of the Company. Pursuant to his employment agreement, Mr. Cui was offered a seat on the Company’s Board of Directors upon commencing employment with the Company. Under the employment agreement, Mr. Cui is entitled to receive an annual base salary as specified above, a discretionary bonus determined by the Board, and is eligible to participate in our share incentive plan and employee benefit plan. The general terms of Mr. Cui’s employment agreement are identical to the terms of Ms. Ouyang’s employment agreement.

Ge Ouyang.

On September 11, 2023, we entered into an employment agreement with Ms. Ge Ouyang to serve as the Chief People Officer of the Company. Under the employment agreement, Ms. Ouyang is entitled to receive an annual base salary as specified above, a discretionary bonus determined by the Board, and is eligible to participate in our share incentive plan and employee benefit plan. The general terms of Ms. Ge Ouyang’s employment agreement are identical to the terms of Ms. Renmei Ouyang’s employment agreement.

Termination or Change in Control Benefits

Our executive officers may become entitled to certain benefits or enhanced benefits in connection with a termination without cause or for good reason, or a change in control of our company. Each of our executive officers’ employment agreements entitles them to certain payments and benefits upon certain applicable terminations (including in connection with a change in control of our company). For additional discussion, please see “Employment Agreements with our Named Executive Officers.”

Policy Relating to Recovery of Erroneously Awarded Compensation (Clawback Policy)

In order to comply with Nasdaq listing rules and the Securities Exchange Act, the Company’s Board of Directors adopted a clawback policy allowing the recovery of erroneously awarded incentive-based compensation from executive officers in the event of an Accounting Restatement (as defined therein), effective as of December 1, 2023. This policy provides that in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws, the Compensation Committee (if composed entirely of independent directors, or in the absence of such a committee, a majority of independent directors serving on the Board of Directors) will assess and seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required, if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Pay-Versus-Performance Disclosure

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO executive officer (“Non-PEO NEO”) and our performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. In determining the “compensation actually paid” to our executive officers, we are required to make various adjustments to amounts that are reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both reported in our Summary Compensation Table, as well as the adjusted values required in this section for the fiscal years ended December 31, 2021, 2022 and 2023.

Pay-Versus-Performance Table

Year	Summary Compensation table total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation table total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment based on TSR(5) ($)	Net Income (Loss)(6) ($)
2023	80,000	75,000	80,000	75,000	3.14	(2,266,325)
2022	600,000	78,800	600,000	78,800	14.72	4,253,537
2021	600,000	51,174	600,000	51,174	26.11	(940,357)

____________

(1)      Ms. Renmei Ouyang was our PEO for each of the 2023, 2022 and 2021 fiscal years.

(2)      The dollar amounts reported represent the average amount of “compensation actually paid” to PEO, as computed in accordance with Item 402(v) of Regulation S-K.

(3)      Mr. Tianshi (Stanley) Yang was our NEO for each of the 2022 and 2021 fiscal years, and resigned from his position as the CFO of the Company and ceased to be an NEO on September 11, 2023. Mr. Wenhao Cui has become an NEO since September 11, 2023. Ms. Ge Ouyang has become an NEO since September 11, 2023.

(4)      The dollar amounts reported represent the average amount of “compensation actually paid” to NEOs, as computed in accordance with Item 402(v) of Regulation S-K.

(5)      Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between the share price at the end of the applicable measurement period and the beginning assuming $100 of investment as of December 31, 2020.

(6)      The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our cumulative TSR over the three most recently completed fiscal years.

Compensation Actually Paid vs TSR
compensation Actually Paid($)
Company TSR()FYE 202 indexed to $100
700
600
500
400
300
200
100
0
120
100
80
60
40
20
0
600
600
100
26.11
78.8
14.72
51.2
80
75
3.14
0
0
2020
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEO
Company TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the three most recently completed fiscal years.

Compensation Actually Paid vs Net Income
800
600
400
200
0
5
3
1
-1
-3
Compensation Actually Paid($)
Net Income($million)
600
600
80
51.2
78.8
75
4.25
-0.94
-2.26
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEO
Net Income

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by: (1) each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each named executive officers as of December 31, 2023, (3) each director and (4) all current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class Beneficially Owned
5% stockholders:
Katie Ou	7,453,860	14.924%
Lianying Deng	3,900,000	7.809%
Chaoliang Yang	3,900,000	7.809%
Hu Yuan	3,900,000	7.809%
Li Tan	2,600,000	5.206%

Directors and Executive Officers:
Renmei Ouyang	—	—
Donghong Xiong	—	—
Wenhao Cui	—	—
Heung Ming (Henry) Wong	—	—
Rongrong (Rita) Jiang	—	—
Ge Ouyang	170,200	0.341%
All officers and directors as a group (6 persons)	170,200	0.341%

Certain Relationships and Related Transactions

None.

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee consisting of independent directors, is charged with reviewing and approving all agreements and transactions with related parties.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Enrome LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Meeting. Enrome has been engaged as our independent registered public accounting firm since November 29, 2023 and has audited the Company’s financial statement for the fiscal year ended December 31, 2023.

Stockholder ratification of the selection of Enrome as the Company’s independent registered public accounting firm is not required by Delaware law, the Company’s amended and restated certificate of incorporation, or the Company’s amended and restated bylaws. However, the Audit Committee is submitting the selection of Enrome to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Enrome are not expected to attend the Meeting in person and therefore are not expected to be available to respond to any questions. As a result, representatives of Enrome will not make a statement at the Meeting.

Principal Accountant Fees and Services

The following table shows the fees billed for audit and other services by Enrome in 2023 and by our previous auditor, Audit Alliance LLP, in 2022. Each served as the independent registered public accounting firm of the Company for the fiscal years ending December 31, 2023 and December 31, 2022, respectively. All fees were approved in compliance with the Audit Committee’s pre-approval policies and procedures described below.

	For the Fiscal Years ended December 31, 2023	For the Fiscal Years ended December 31, 2022
Audit Fees(1)	$236,500	$237,715
Audit-related Fees(2)	$16,000	$88,500
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$252,500	$326,215

____________

(1)      Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)      Audit-Related Fees — This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

(3)      Tax Fees — This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)      All Other Fees — This category consists of fees for other miscellaneous items.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee of our Board has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax and non-audit services provided by Enrome in 2024. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation will be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by Enrome.

Vote Required

Proposal No. 2 (the ratification of the appointment by the Audit Committee of Enrome to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024) will be approved if a majority of the total votes are properly cast in person or by proxy at the Meeting by the holders of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of Enrome as the independent registered public accountants of the Company.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of Enrome as independent registered public accountants as described in this Proposal No. 2.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB” ) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended December 31, 2023 for filing with the SEC.

Submitted by the Audit Committee

Heung Ming (Henry) Wong
Rongrong (Rita) Jiang
Donghong Xiong

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL NO.3 — APPROVAL, ON AN ADVISORY AND NON-BINDING BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make an advisory and non-binding vote on the compensation of the Company’s named executive officers. This non-binding and advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.

Stockholders are urged to read the section titled “Summary Compensation Table,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. We believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and motivate these executive officers to achieve our business objectives and to lead us in a competitive environment. We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting an advisory and non-binding vote “FOR” the following resolution:

“RESOLVED, that the stockholders hereby approve, on a non-binding advisory basis, the compensation of the “named executive officers” of BAIYU Holdings, Inc., as disclosed in the section titled “Summary Compensation Table” in the proxy statement for the BAIYU Holdings, Inc. 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”

As an advisory vote, this Say on Pay Proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in this Say on Pay Proposal overrules any decision by the Company or our Board (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or our Board (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or our Board (or any committee thereof). Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations.

Vote Required

The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the non-binding advisory approval of the compensation of the company’s named executive officers as described in this Proposal No. 3.

PROPOSAL NO.4 — APPROVAL OF NON-BINDING ADVISORY VOTE ON PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations, at least once every six years, an advisory vote on whether an advisory vote on named executive officer compensation (such as the say-on-pay proposal that is included in this proxy statement) should occur every one, two or three years. It is management’s belief, and the recommendation of our Board, that this non-binding advisory vote should occur every three years.

We believe we have effective executive compensation practices. Our Board believes that providing our stockholders with an advisory vote on named executive officer compensation every three years will encourage a long-term approach to evaluating our executive compensation policies and practices. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with our compensation philosophy, and could be detrimental to us, our employees and our financial results.

Moreover, our Board does not believe that a short review cycle will allow for a meaningful evaluation of our performance against our compensation practices, as any adjustment in pay practices would take time to implement and to be reflected in our financial performance and in the price of our Common Stock. As a result, an advisory vote on executive compensation more frequently than every three years would not, in our judgment, allow stockholders to compare executive compensation to our performance.

Lastly, we believe that conducting an advisory vote on executive compensation every three years would allow us adequate time to compile meaningful input from stockholders on our pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and we believe that both we and our stockholders would benefit from having more time for a thoughtful and constructive analysis and review of our compensation policies.

For the above reasons, our Board recommends that stockholders approve holding an advisory vote on named executive officer compensation every three years.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every year, two years, or three years, that receives the highest number of votes cast for this resolution will be determined to be the stockholders’ preferred frequency with which BAIYU Holdings, Inc. is to hold a stockholder advisory vote regarding the executive compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.”

Vote Required

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders, on an advisory and non-binding basis. However, because the vote on this proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

Recommendation of the Board

The board unanimously recommends that you vote all of your shares for “3 years” for the frequency of conducting future stockholder advisory votes on named executive officer compensation described in this Proposal No. 4.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Deadline for Submission of Stockholder Proposals for 2025 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2025 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000, Attention: Secretary. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the 2025 Annual Meeting of Stockholders; provided, however, that in the event that the 2025 annual meeting is called for a date that is not within 45 days before or after the anniversary of the 2024 annual meeting, notice by the stockholders to be timely must be so received no earlier than the opening of business on the 120th day before the 2025 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2025 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2025 annual meeting is first made by the Company.

If we are not notified of a stockholder proposal a reasonable time prior to the time we send our proxy statement for our 2025 annual meeting, then our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to BAIYU Holdings, Inc., Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000, Attention: Secretary. Notwithstanding, the foregoing will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, VStock Transfer, LLC, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: VStock Transfer, LLC, by calling (212) 828-8436, or by forwarding a written request addressed to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy statement will be sent. By contacting VStock Transfer, LLC, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Yang An, our Chief Financial Officer, at Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000, or by telephone on +86 (0755) 82792111.

Form of Proxy Card

BAIYU HOLDINGS, INC.

Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District
Shenzhen, Guangdong, PRC 518000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:30 am, on November 29, 2024 Eastern Standard Time
(Record Date October 10, 2024)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Renmei Ouyang and Wenhao Cui, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of BAIYU Holdings. Inc. which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Stockholders of BAIYU Holdings, Inc. on November 29, 2024, at 9:30 am, EST, at Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District, Shenzhen, Guangdong, PRC 518000 and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE DIRECTOR NOMINEES, A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ENROME AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024, A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND A VOTE FOR “3 YEARS” FOR THE FREQUENCY OF CONDUCTING FUTURE STOCKHOLDER ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: To elect the nominees listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEES:

01 Renmei Ouyang	02 Wenhao Cui	03 Rongrong (Rita) Jiang	04 Heung Ming (Henry) Wong	05 Donghong Xiong
For All ☐	Withhold All ☐	For All Except ☐
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: _______________________________

PROPOSAL 2: To ratify the selection of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For ☐	Against ☐	Abstain ☐

PROPOSAL 3: To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement.

For ☐	Against ☐	Abstain ☐

PROPOSAL 4: To select, on an advisory and non-binding basis, the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 year ☐	2 years ☐	3 Years ☐	Abstain ☐

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card, and for 3 YEARS as the frequency of conducting future stockholder advisory votes on named executive officer compensation.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please indicate if you intend to attend this meeting ☐ YES ☐ NO

Signature of Shareholder: ______________________________

Date: ______________________________

Name shares held in (Please print): ____________________ Account Number (if any): _______________________

No. of Shares Entitled to Vote: _______________________ Stock Certificate Number(s): ____________________

Note:       Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address: _________________________________________________